EXHIBIT 32.1

Certification Pursuant to
18 U.S.C. Section 1350
(as Adopted Pursuant to Section 906 of
the Sarbanes-Ox1ey Act of 2002)

In connection with the annual report of IESI Corporation (the “Company”) on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission (the “Report”), I, Charles F. Flood, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 30, 2004

By:	/s/ Charles F. Flood
Charles F. Flood
President and Chief Executive Officer